EATON VANCE MICHIGAN MUNICIPALS FUND Supplement to Prospectus dated October 5, 2007

1. Effective January 1, 2008, the Fund’s objective will be revised to reflect the repeal of the Michigan single business tax and the effectiveness of the new Michigan business tax.

The following replaces the first sentence under “Eaton Vance Michigan Municipals Fund” in “Fund Summaries”:

The Michigan Fund’s investment objective is to provide current income exempt from regular federal income tax and Michigan state and city income taxes and the net income tax portion of the Michigan business tax.

2. The following replaces the paragraph under “Michigan” in “Taxes”:

The Michigan Fund has received an opinion from special tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Fund which is exempt from regular federal income tax and is exempt from Michigan State and city income taxes and Michigan single business tax (“Michigan tax-exempt obligations”). The Michigan single business tax has been repealed effective as of December 31, 2007 and replaced with the Michigan business tax effective January 1, 2008. The new Michigan business tax has two components consisting of a tax (4.95%) on business income and a tax (0.8%) on gross receipts. In general, an additional surcharge of 21.99% of a taxpayer’s liability under the Michigan business tax will also be imposed on those taxpayers subject to the tax. Michigan Fund dividends that are exempt-interest dividends attributable to Michigan tax-exempt obligations will be exempt from the tax on business income. These dividends should also be exempt from the tax on gross receipts for individuals, estates, and partnerships and trusts organized for estate or gift planning purposes (but not for other entities). Based on legislation enacted in early December 2007, it appears that individuals, estates, and partnerships and trusts organized for estate or gift planning purposes will generally not be subject to either component of the Michigan business tax with respect to interest, dividends and gains from stocks and securities. Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax or business tax and may be subject to the city income taxes imposed by certain Michigan cities. While it is contemplated that there may be additional legislation to make technical corrections to the Michigan business tax, the applicability of the tax on gross receipts is currently the most asked question of the Michigan Department of Treasury. Shareholders should consult their tax advisers concerning the applicability of Michigan state and city taxes to their investment in the Michigan Fund.

December 13, 2007	MIPS